Exhibit 99.6

PRAIRIE BREEZE CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	As of June 30, 2015	As of December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,153,321	$5,625,638
Restricted cash	3,161,510	1,335,790
Accounts receivable	7,811,064	8,833,226
Prepaid expenses and other current assets	408,824	448,194
Total current assets	14,534,719	16,242,848

LONG-TERM ASSETS:
Property, plant and equipment - net	395,644,935	402,609,158
Restricted cash	2,635,170	—
Long-term inventory	568,902	470,646
Capitalized finance costs - net	3,160,977	3,327,424
Other long-term assets	2,287,336	2,287,336
Total long-term assets	404,297,320	408,694,564
TOTAL	$418,832,039	$424,937,412

See notes to Condensed Consolidated Financial Statements (Unaudited)

PRAIRIE BREEZE CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(CONTINUED)

	As of June 30, 2015	As of December 31, 2014
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$47,863	$235,480
Accounts payable - related parties	348,090	207,840
Current portion of long-term debt	4,050,762	3,332,145
Risk management liabilities	2,487,543	2,587,383
Accrued land owner expense	961,743	745,300
Property taxes payable	1,039,082	744,370
Other liabilities and accrued expenses	103,477	327,759
Total current liabilities	9,038,560	8,180,277

LONG-TERM LIABILITIES:
Long-term debt	82,306,387	84,697,920
Asset retirement obligation	3,640,656	3,542,697
Long-term risk management liabilities	4,150,108	5,736,316
Other long-term liabilities	1,965,518	327,535
Total long-term liabilities	92,062,669	94,304,468
Total liabilities	101,101,229	102,484,745

COMMITMENTS AND CONTINGENCIES (See Note 7)	—	—

EQUITY:
Member's equity	111,391,553	113,908,770
Non-controlling interest	206,339,257	208,543,897
Total equity	317,730,810	322,452,667
TOTAL	$418,832,039	$424,937,412

See notes to Condensed Consolidated Financial Statements (Unaudited)

PRAIRIE BREEZE CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Six Months Ended June 30,
	2015	2014
OPERATING REVENUES	$11,693,089	$4,738,387

OPERATING EXPENSES:
Plant operating and maintenance expense	2,280,446	633,141
Depreciation and accretion expense	8,414,917	4,469,172
General and administrative expense	298,085	670,238
Taxes (other than income taxes)	763,902	168,140
Total operating expenses	11,757,350	5,940,691

INCOME (LOSS) FROM OPERATIONS	(64,261)	(1,202,304)

OTHER INCOME (EXPENSE):
Interest expense	(3,358,799)	(5,167,154)
Other - net	(71,588)	(1,228,991)
Total other expense	(3,430,387)	(6,396,145)

NET LOSS	(3,494,648)	(7,598,449)

NON-CONTROLLING INTEREST SHARE	(3,714,494)	10,674,558

NET INCOME (LOSS) ATTRIBUTABLE TO MEMBER	$219,846	$(18,273,007)

See notes to Condensed Consolidated Financial Statements (Unaudited)

PRAIRIE BREEZE CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (UNAUDITED)

	For the Six Months Ended June 30,
	2015	2014
NET LOSS	$(3,494,648)	$(7,598,449)

OTHER COMPREHENSIVE INCOME (LOSS):
Risk management activity	1,736,052	(4,192,768)

COMPREHENSIVE LOSS	(1,758,596)	(11,791,217)

NON-CONTROLLING INTEREST SHARE OF COMPREHENSIVE INCOME (LOSS)	(3,714,494)	10,674,558

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO MEMBER	$1,955,898	$(22,465,775)

See notes to Condensed Consolidated Financial Statements (Unaudited)

PRAIRIE BREEZE CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF MEMBER'S EQUITY (UNAUDITED)

		Member
	Total	Accumulated Other Comprehensive Income (Loss)	Contributed Capital and Retained Earnings	Non-controlling Interest
BEGINNING EQUITY - January 1, 2015	$322,452,667	$(8,119,898)	$122,028,668	$208,543,897
Comprehensive loss:
Net income (loss)	(3,494,648)	—	219,846	(3,714,494)
Other comprehensive loss - risk management activity	1,736,052	1,736,052	—	—
Total comprehensive income (loss)	(1,758,596)	1,736,052	219,846	(3,714,494)
Capital contributions	1,968,853	—	—	1,968,853
Capital distributions	(4,932,114)	—	(4,473,115)	(458,999)
ENDING EQUITY - June 30, 2015	$317,730,810	$(6,383,846)	$117,775,399	$206,339,257

		Member
	Total	Accumulated Other Comprehensive Income (Loss)	Contributed Capital and Retained Earnings	Non-controlling Interest
BEGINNING EQUITY - January 1, 2014	$51,512,152	$(884,881)	$51,830,182	$566,851
Comprehensive loss:
Net income (loss)	(7,598,449)	—	(18,273,007)	10,674,558
Other comprehensive loss - risk management activity	(4,192,768)	(4,192,768)	—	—
Total comprehensive income (loss)	(11,791,217)	(4,192,768)	(18,273,007)	10,674,558
Capital contributions	292,820,971	—	94,842,971	197,978,000
Capital distributions	(1,589,999)	—	(1,589,999)	—
ENDING EQUITY - June 30, 2014	$330,951,907	$(5,077,649)	$126,810,147	$209,219,409

See notes to Condensed Consolidated Financial Statements (Unaudited)

PRAIRIE BREEZE B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For Six Months Ended June 30,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,494,648)	$(7,598,449)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and accretion expense	8,414,917	4,469,172
Unrealized (gains) losses on risk management contract	50,005	—
Amortization of capitalized finance costs	166,448	1,889,779
Changes in assets and liabilities:
Accounts receivable	1,003,578	(1,560,068)
Prepaid expenses and other current assets	27,131	(28,817)
Long-term inventory	(98,256)	(195,008)
Other long-term assets	12,239	(25,000)
Accounts payable	(187,617)	—
Accounts payable - related parties	140,250	394,331
Other liabilities and accrued expenses	593,097	475,335
Net cash provided by (used in) operating activities	6,627,144	(2,178,725)

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment	(621,198)	(83,559,557)
Restricted cash	(4,460,890)	289,890
Other investing activities	618,805	1,400,000
Net cash used in investing activities	(4,463,283)	(81,869,667)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from debt financings	—	24,500,000
Debt repayments	(1,672,917)	(225,471,789)
Cost of financing activities	—	(408,530)
Capital contributions from non-controlling interest	1,968,853	197,978,000
Capital contributions from member	—	94,842,971
Capital distributions to non-controlling interest	(458,999)	—
Capital distributions to member	(4,473,115)	(1,589,999)
Net cash used in financing activities	(4,636,178)	89,850,653

NET DECREASE IN CASH AND CASH EQUIVALENTS	(2,472,317)	5,802,261

CASH AND CASH EQUIVALENTS - Beginning of year	5,625,638	445,132

CASH AND CASH EQUIVALENTS - End of period	$3,153,321	$6,247,393

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION - Cash paid during the period for interest	$3,142,644	$4,748,591

See notes to Condensed Consolidated Financial Statements (Unaudited)

PRAIRIE BREEZE CLASS B HOLDINGS LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.	DESCRIPTION OF BUSINESS

Prairie Breeze Class B Holdings LLC, a Delaware limited liability company, together with its subsidiaries is herein defined as the “Company.” The purpose of the Company is to construct, own, operate and maintain the Prairie Breeze Energy Center (the “Project”) located in Antelope, Boone and Madison counties, Nebraska.

The Project is a 200.6 megawatt (“MW”) electricity generating facility with 118 wind turbine generator units. The Project commenced commercial operations in May 2014.

The Company is owned 100% by Invenergy Prairie Breeze Holdings LLC (“IPBH”). The Company owns 99% of the Class B membership interest in Prairie Breeze Holdings LLC (“Holdings”), which directly owns 100% of the membership interest in Prairie Breeze Wind Energy LLC (“Prairie Breeze”), the direct owner of the Project. The membership interest of Holdings includes a third party investor, which is classified as non-controlling interest of the Company.

On June 30, 2015, Invenergy Wind Global LLC (“IWG”), an affiliate of the Company, entered into a Purchase and Sale Agreement (the “PSA”) with a third party to sell 90.1% of the equity interests in the Company. IWG will retain the remaining 9.9% equity interests in the Company. The sale is expected to close by the end of 2015.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

In the opinion of management, the accompanying unaudited condensed consolidated financial statements of the Company include all adjustments (consisting of normal, recurring items) necessary to present fairly its financial position and results of operations and cash flows for the periods presented. The Company has presented the condensed consolidated financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") for interim financial information. Accordingly, the condensed consolidated financial statements do not include all the information and disclosures required by GAAP for complete financial statements. The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the annual financial statements for the fiscal year ended December 31, 2014.

Subsequent events were evaluated through August 17, 2015, the date the condensed consolidated financial statements were available to be issued.

Management Estimates

The preparation of condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Restricted Cash

Restricted cash consists of cash held for purposes of paying operating and maintenance costs, capital expenditures and debt service obligations. Classification on the condensed consolidated balance sheet is consistent with related agreements. Fluctuations in restricted cash relate to seasonality of revenue and timing of payment obligations. The carrying amount of restricted cash approximates fair market value because of the short maturity of these instruments.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued an update to accounting for revenue recognition, which provides a universal method for recognizing revenue. The guidance provides that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance is effective for annual reporting periods beginning after December 15, 2018, and will be applied retrospectively to all prior periods presented or apply the requirements in the year of adoption, through a cumulative adjustment. Early adoption is permitted for the year ending December 31, 2017. The Company is currently evaluating the potential impact of the adoption of this revised accounting guidance on its revenue recognition policy.

In February 2015, the FASB issued updated guidance which amends consolidation guidance by including changes to the variable and voting interest models used by entities to evaluate whether an entity should be consolidated. The guidance is effective for annual reporting periods beginning after December 15, 2016. Early adoption is permitted. The Company is currently evaluating the potential impact of the updated guidance on the condensed consolidated balance sheets, statements of operations and comprehensive income and statements of cash flows.

In April 2015, the FASB issued an update to the guidance of interest on simplifying the presentation of debt issuance costs, which requires debt issuance costs related to a recognized debt liability to be presented on the condensed consolidated balance sheets as a direct deduction from the debt liability. The guidance is effective for annual reporting periods beginning after December 15, 2015. The Company is evaluating the potential impact of the updated guidance on the condensed consolidated balance sheets.

3.	PROPERTY, PLANT AND EQUIPMENT - NET

Property, plant and equipment - net, consisted of the following:

	June 30, 2015	December 31, 2014
Land	$11,844,927	$11,844,927
Plant	401,092,913	399,780,210
Other property and equipment	3,800,748	3,760,716
Subtotal	416,738,588	415,385,853
Less accumulated depreciation	(21,093,653)	(12,776,695)
Property, plant and equipment - net	$395,644,935	$402,609,158

The Company recorded $8,316,958 and $4,376,346 of depreciation expense for the six months ended June 30, 2015, and 2014, respectively, on the condensed consolidated statements of operations.

4.	FAIR VALUE MEASUREMENTS

Fair value refers to the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction in the principal market in which the reporting entity transacts based on the assumptions market participants would use when pricing the asset or liability. The fair value hierarchy prioritizes the information used to develop those assumptions giving priority, from highest to lowest, to quoted prices in active markets for identical assets and liabilities (Level 1); observable inputs not included in Level 1, for example, quoted prices for similar assets and liabilities (Level 2); and unobservable data (Level 3), for example, a reporting entity’s own internal data based on the best information available in the circumstances.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels.

The Company identified its interest rate swaps (“Swaps”) as items governed by fair value accounting. The Company uses market participant assumptions including assumptions of credit risk to value these derivatives. The Company performed a sensitivity analysis around the credit risk by considering changes to the utilized credit rating to determine whether such changes result in a significant change to the fair values. These inputs can be readily observable or market corroborated and are rendered Level 2 for purposes of disclosure.

The Company’s risk management assets and liabilities by level within the fair value hierarchy are summarized as follows:

	Fair Value as of June 30, 2015
	Level 1	Level 2	Level 3
Risk Management Liabilities
Interest rate swaps	$—	$6,637,651	$—

	Fair Value as of December 31, 2014
	Level 1	Level 2	Level 3
Risk Management Liabilities
Interest rate swaps	$—	$8,323,699	$—

The determination of the fair values above incorporates various factors such as the liquidity premiums that may be demanded by market participants and the credit standing of the counterparties involved. Such valuation adjustments represent the amount of probable change due to default either by the Company or a third party. The credit reserve is developed based on the Company’s expectation of the market participants’ perspective of potential credit exposure. The calculation of the credit reserve on net asset positions is based on available market information including credit ratings and credit default swap rates. The Company also incorporates non-performance risk in net liability positions based on an assessment of market participants’ assumptions of the Company’s potential risk of default.

5.	DEBT

On September 27, 2013, the Company entered into a credit agreement to provide bridge loan financing, construction and term loan financing and letters of credit. The bridge loan bore interest of the London InterBank Offered Rate (“LIBOR”) plus a fixed margin of 1.875%. The bridge loan of $216,500,000 was repaid in full in May 2014 with capital contributions made by the member and noncontrolling interest.

The construction loan converted into a term loan in May 2014 and has a maturity date of May 2026. The Company prepaid $8,971,789 of the outstanding principal at term conversion. The interest rate of the term loan totaled 3.26% and 3.23% at June 30, 2015, and December 31, 2014, respectively. The credit agreement contains provisions which prevent the distribution of available cash if there is an event of default or specified financial ratios are not met during a payment period. No such restrictions exist as of June 30, 2015. The credit agreement is secured by the Company’s Class B membership interest in its subsidiary.

The fair value of debt, including the current portion, is estimated by calculating the present value of the future principal and interest payments based on projections of LIBOR and market-adjusted estimates of credit risk.

The carrying values and fair values of the debt obligations are summarized in the tables below:

	June 30, 2015
Debt Obligation	Carrying Value	Fair Value
Term Loan	$86,357,149	$108,030,000

	December 31, 2014
Debt Obligation	Carrying Value	Fair Value
Term Loan	$88,030,065	$109,863,000

6.	INTEREST RATE SWAPS

The Company has executed Swaps, which meet the definition of derivative instruments. These Swaps are entered into in accordance with and as required by the covenants of the credit agreement and are secured in the same manner as the underlying debt.

The terms of the Swaps are summarized as follows:

Term	Notional	Pay Fixed Rate	Receive Floating Rate	Cash Flow Hedge Accounting Election Date
March 1, 2014 through	Resets from $48,578,537	3.383% / 3.385%	Three-month	September 30, 2013
March 31, 2032	to $3,551,091		LIBOR
Balance - June 30, 2015	$86,357,150
Balance - December 31, 2014	$88,030,066

The following tables summarize amounts recorded related to the Swaps:

June 30, 2015
Current Risk Management Liabilities	Long-Term Risk Management Liabilities
$2,487,543	$4,150,108

Six Months Ended June 30, 2015
Settlement Payments Recorded in Interest Expense	Changes in AOCL Recorded in Interest Expense	Reversal of Inception Fair Value Recorded in Interest Expense	Ineffectiveness Recorded in Interest Expense
$1,366,856	$(1,341,806)	$1,341,806	$(50,004)

December 31, 2014
Current Risk Management Liabilities	Long-Term Risk Management Liabilities
$2,587,383	$5,736,316

Six Months Ended June 30, 2014
Settlement Payments Recorded in Interest Expense	Changes in AOCL Recorded in Interest Expense	Reversal of Inception Fair Value Recorded in Interest Expense	Ineffectiveness Recorded in Interest Expense
$470,710	$(257,135)	$257,135	$—

The following tables represent the activity recorded in accumulated other comprehensive loss (“AOCL”) for the Swaps:

	June 30, 2015	June 30, 2014
Balance - January 1	$(8,119,898)	$(884,881)
Changes in fair value	358,463	(5,196,063)
Reclasses from AOCL to interest expense	1,377,589	1,003,295
Balance - June 30	$(6,383,846)	$(5,077,649)

The portion of AOCL expected to be reclassified into interest expense on the condensed consolidated statements of operations during the next twelve months is $2,482,227 and $2,751,944 as of June 30, 2015, and 2014, respectively.

The Company’s Swaps contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding amount. These cross-default provisions could be triggered if there was a non-performance event under specified indebtedness in excess of a certain threshold. On an ongoing basis, the Company assesses the appropriateness of these cross-default provisions in our contracts. The fair value of net derivative liabilities subject to cross-default provisions totaled $6,637,651 and $8,323,699 as of June 30, 2015, and December 31, 2014, respectively. The Company believes that a non-performance event under these provisions is unlikely.

7.	COMMITMENTS AND CONTINGENCIES

The Company’s subsidiary leases land used by the Project under various operating lease agreements expiring on various dates through 2039. Lease expense is recognized on a straight-line basis if the agreement includes known escalating payments over the lease term. Some of the lease agreements include contingent rent payments based on a predetermined percentage of operating revenues of the Project.

The Company recorded $821,516 and $195,257 of total lease expense, of which $469,727 and $154,793 represented minimum rent and $169,102 and $2,857 represented contingent rent payments for the six months ended June 30, 2015, and 2014, respectively.

The Company had available letter of credit lines totaling $13,406,506, of which $13,059,153 and $13,406,506 letters of credit were issued as of June 30, 2015, and December 31, 2014. The letters of credit provide security for obligations under Project-related contracts.

8.	RELATED PARTY TRANSACTIONS

On September 27, 2013, Prairie Breeze entered into a Facility Management Agreement (“Agreement”) with Invenergy Services LLC (“Services”). The Agreement calls for a fixed monthly administrative fee, which includes home office labor and out-of-pocket expenses, of $75,000 until Final Completion Date, then $14,500 from Final Completion Date to the termination of the agreement, escalating annually for the Consumer Price Index (“CPI”). Under the Agreement, Services shall also be reimbursed for direct operating expenses, including facility labor. Additionally, the Agreement requires an annual remote monitoring and reset fee of $163,873, escalating annually for CPI, starting at the Commercial Operations Date. Per the Agreement, Prairie Breeze shall pay Services a monthly management fee of $13,800, escalating annually for CPI, and a monthly energy services fee up to $10,000.The Company recorded$847,605 and $1,028,245 of such related party transactions, of which $0 and $715,827 was capitalized and included as a part of property, plant and equipment - net on the condensed consolidated balance sheets and $847,605 and $312,418 was expensed on the condensed consolidated statements of operations, for the six months ended June 30, 2015, and 2014, respectively.

Some third-party invoices are paid by Services or other related affiliates on behalf of the Company. Such invoices are billed to the Company and reimbursed at cost.

On August 7, 2015, the Company entered into an Assignment, Co-tenancy, and Shared Facilities Agreement with multiple affiliates in which the Company has committed to assign a pro-rata share of certain shared facilities and shared easements to affiliates upon their achieving commercial operation. Additionally, the Company has contracted with another affiliate to manage the shared facilities.

9.	SUPPLEMENTAL DISCLOSURE OF NONCASH ACTIVITIES

Noncash activities that have been excluded from the condensed consolidated statements of cash flows include the following:

Noncash investing activities:	June 30, 2015	June 30, 2014
Additions to property, plant and equipment	$(1,331,758)	$(4,954,170)

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